Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
03739T108
29267A203
73179V103
Issuer
A123 SYSTEMS
INCORPORATED
ENER1 INCORPORATED
POLYPORE INTERNATIONAL
Underwriters
Goldman Sachs, Morgan Stanley,
Deutsche Bank
Raymond James & Associates,
Hambrecht & Quist LLC
JP Morgan Securities, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
AONE
HEV
PPO
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
 9/23/09
12/11/2008
8/7/2009
Total dollar amount of offering sold to QIBs
 $                                  27,500,000
 $                                   2,800,000
 $                                   7,500,000
Total dollar amount of any concurrent public offering
 $                                                 -
 $                                                 -
 $                                                 -
Total
 $                                  27,500,000
 $                                   2,800,000
 $                                   7,500,000
Public offering price
 $                                          13.50
 $                                           5.86
 $                                          11.43
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.95%
0.87%
1.14%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share
Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Balanced Fund
DWS
2,300
 $
31,050
0.11%
57.93%
-0.61%
9/30/2009
DWS Balanced VIP
DWS
600
 $
8,100
0.03%
57.93%
-0.65%
9/30/2009
DWS Commodity Securities Fund
DWS
4,507
 $
60,845
0.22%
57.93%
-1.72%
9/30/2009
DWS Global Commodities Stock Fund
DWS
3,435
 $
46,373
0.17%
57.93%
-2.75%
9/30/2009
DWS Global Opportunities Fund
DWS
21,100
 $
284,850
1.04%
57.93%
-1.70%
9/24/2009
DWS Global Opportunities VIP
DWS
6,700
 $
90,450
0.33%
57.93%
-1.70%
9/30/2009
DWS Lifecycle Long Range Fund
DWS
1,000
 $
13,500
0.05%
57.93%
-0.50%
9/30/2009
DWS Mid Cap Growth Fund
DWS
15,400
 $
207,900
0.76%
57.93%
-1.60%
9/30/2009
DWS Mid Cap Growth VIP
DWS
1,000
 $
13,500
0.05%
57.93%
-1.53%
9/30/2009
DWS Small Cap Growth Fund
DWS
3,800
 $
51,300
0.19%
57.93%
-0.97%
9/30/2009
DWS Small Cap Growth VIP
DWS
3,500
 $
47,250
0.17%
57.93%
-1.00%
9/30/2009
Total


 $
855,117
3.11%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date is
 listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.